                                                                    EXHIBIT 10.7
                                                                    ------------

                FACILITIES AND ADMINISTRATIVE SUPPORT AGREEMENT
                -----------------------------------------------

     THIS FACILITIES AND ADMINISTRATIVE SUPPORT AGREEMENT dated as of
October 27, 1999 is made between CMGI, Inc. ("CMGI"), a Delaware corporation, and NaviSite, Inc. ("NaviSite"), a Delaware corporation.

                             Preliminary Statement
                             ---------------------

     NaviSite desires to obtain administrative and other services from CMGI, and CMGI is willing to furnish or make such services available to NaviSite.

     By this Agreement, CMGI and NaviSite desire to set forth the basis for CMGI's provision of services of the types referred to herein.

                                  Agreements
                                  ----------

     IT IS MUTUALLY agreed by CMGI and NaviSite (collectively, the "Parties") as follows:

1.   Provision of Services.  Beginning on the date of this Agreement, CMGI will
     ---------------------
     provide or otherwise make available to NaviSite those CMGI-supplied services and third-party-supplied services paid for by CMGI on the bases set forth on Schedule A and Schedule B attached hereto and consistent with
                  ----------     ----------
     the parties' practices as of the date hereof (collectively, the "Services").

2.   Billing and Payment.  CMGI shall submit monthly invoices to NaviSite for
     -------------------
     the Services, and NaviSite shall make payment within 30 days after its receipt of such invoices. Each invoice shall be itemized by the Service provided.

3.   Term and Termination. The initial term of this Agreement shall begin on the
     --------------------
     date of this Agreement and continue for a period of one year. This Agreement shall automatically renew at the end of the initial term for successive one-year periods unless terminated or modified in accordance with the following provisions:

     (a)  Entire Agreement. Either party may elect not to renew this Agreement,
          ----------------
          except for the Services set forth on Schedule A, upon 180 days'
                                               ----------
     written notice the other party prior to the expiration of the initial term or any renewal period.

     (b)  Individual Services.  Either party may terminate an individual Service
          -------------------
          or Services, except for the services set forth on Schedule A, upon 90
                                                            ----------
          days' written notice to the other party.

     (c)  Rent and Related Services.  Either party may terminate those Services
          -------------------------
          set forth on Schedule A upon 30 days' written notice to the other
                       ----------
          party prior to the expiration of the end of the initial term or any renewal period. In addition, those services set forth on Schedule A
                                                                   ----------
          shall terminate effective upon the last day of the month in which NaviSite notifies CMGI that either (i) NaviSite's new facility at 400 Minuteman Road, Andover, Massachusetts is ready to be occupied by NaviSite or (ii) NaviSite has vacated completely CMGI's facility at 100 Brickstone Square, Andover, Massachusetts, whichever is later.

     (d)  Material Breach.  Either party may terminate this Agreement in the
          ---------------
          event of a material breach of this Agreement by the other party that is not cured within 30 days of written notice thereof from the other party.

     (e)  Automatic Termination.  This Agreement, other than the services set
          ---------------------
          forth on Schedule A, shall automatically terminate upon the date on
                   -----------
          which the ownership by CMGI of the outstanding voting capital stock of NaviSite shall first be less than 50% of the then outstanding voting capital stock of NaviSite.

4.   Limitation on Liability.  Neither party shall be liable to the other for
     -----------------------
     any amount in excess of the amount invoiced to NaviSite for the 12-month period preceding any event giving rise to liability. Neither party shall be liable to the other for consequential damages except for those arising out of intentional misconduct or gross negligence.

5.   Force Majeure.  CMGI shall be excused for failure to provide the Services
     -------------
     hereunder to the extent that such failure is directly or indirectly caused by an occurrence commonly known as force majeure, including, without
                                        -------------
     limitation, delays arising out of acts of God, acts or orders of a government, agency or instrumentality thereof (whether of fact or law), acts of public enemy, riots,

                                       2
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     embargoes, strikes or other concerted acts of workers (whether of CMGI or other persons), casualties or accidents, delivery of materials, transportation or shortage of cars, trucks, fuel, power, labor or materials or any other causes, circumstances or contingencies within or without the United States of America that are beyond the control of CMGI; provided,
                                                                   --------
     however, that CMGI shall use its best efforts to resume provision of the
     -------
     Services as soon as possible. Notwithstanding any events operating to excuse performance by CMGI, this Agreement shall continue in full force for the remainder of its term and any renewals thereof.

6.   Notices.  All notices, billings, requests, demands, approvals, consents and
     -------
     other communications which are required or may be given under this Agreement shall be in writing and will be deemed to have been duly given if delivered person ally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties at their respective addresses set forth below:


If to NaviSite:                      If to CMGI:

NaviSite, Inc.                       CMGI, Inc.
100 Brickstone Square                100 Brickstone Square
Andover, MA 01810                    Andover, MA 01810
Attn: Chief Financial Officer        Attn: Chief Financial Officer

7.   No Assignment. This Agreement shall not be assignable except with the prior
     -------------
     written consent of the other party to this Agreement.

8.   Applicable Law.  This Agreement shall be governed by and construed in
     --------------
     accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed therein.

9.   Amendments. This Agreement and all attachments hereto constitute the entire
     -----------
     agreement between the parties as to the subject matter hereof and supercede all prior negotiations, undertakings, representations and agreements, if any, of the parties hereto as to the subject matter hereof. This Agreement may not be amended orally but may be amended only by a written instrument signed by all of the parties hereto.

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

10.  Waivers.  The failure of either party to require strict performance by the
     -------
     other party of any provision in this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof.

11.  Paragraph Titles.  The paragraph titles used in this Agreement are for
     ----------------
     convenience of reference only and will not be considered in the interpretation or construction of any of the provisions thereof.

12.  Counterparts; Facsimile Signatures.  This Agreement may be executed in two
     ----------------------------------
     counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


CMGI, INC.                          NAVISITE, INC.

By: /s/ Andrew J. Hajducky III      By: /s/ Joel B. Rosen
   ---------------------------         ----------------------------

Name: Andrew J. Hajducky III        Name: Joel B. Rosen
     -------------------------           --------------------------

Title: Chief Financial Officer      Title: Chief Executive Officer
      ------------------------            -------------------------

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                                  Schedule A
                                  ----------

                           Rent and Related Services
                           -------------------------


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  Services Provided by CMGI to NaviSite       Allocation of Cost to NaviSite
----------------------------------------  --------------------------------------
--------------------------------------------------------------------------------

1. Brickstone Square Rent.  Provision         Allocated based on headcount for
   of space located at the Andover            NaviSite located at the Andover
   Premises (approximately 17,800             Premises divided by headcount for
   square feet).                              the CMGI Companies located at the
                                              Andover Premises.

--------------------------------------------------------------------------------

2. Facilities.  Salary, fringe                Allocated based on both: (a)
   benefits, payroll taxes for the            percentage of time that the
   entire facility department.                facilities department devotes to
                                              the Federal Street Premises and
                                              (b) headcount for NaviSite located
                                              at the Andover Premises divided by
                                              headcount for the CMGI Companies
                                              located at the Andover Premises.

--------------------------------------------------------------------------------

3. Mass Electric.  Utilities provided         Allocated based on headcount for
   by Massachusetts Electric.                 NaviSite located at the Andover
                                              Premises divided by headcount for
                                              the CMGI Companies located at the
                                              Andover Premises.

--------------------------------------------------------------------------------

4. Office Cleaning/Plant Maintenance.         Allocated based on headcount for
                                              NaviSite located at the Andover
                                              Premises divided by headcount for
                                              the CMGI Companies located at the
                                              Andover Premises.

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

Defined Terms:
---------------
Andover Premises   --   those premises located at 100 Brickstone Square,
                        Andover, MA 01810 leased by CMGI.

CMGI Companies     --   the companies which are controlled by CMGI or in which
                        CMGI holds an equity interest.

Federal Street
Premises           --   those premises located at 300 Federal Street, Andover,
                        MA 01810 occupied by NaviSite.

headcount          --   the number of employees employed by a particular CMGI
                        Company on the last day of a given month.
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                                  Schedule B
                                  ----------

                          Provision of Other Services
                          ---------------------------

--------------------------------------------------------------------------------
  Services Provided by CMGI to NaviSite       Allocation of Cost to NaviSite
-----------------------------------------  -------------------------------------
--------------------------------------------------------------------------------
1. CMG Europe.  All overhead costs for      NaviSite is charged 5% of all costs
   CMGI's European office of Marcus         associated with the European office.
   Bicknell, his assistant and accountant.

--------------------------------------------------------------------------------

2. Internet Marketing.  Salary, fringe       NaviSite is one of nine CMGI
   benefits and payroll taxes for Bill       Companies that benefits from these
   White and his assistant (both at CMGI).   services and absorbs 11% of total
                                             costs.

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3. Internet Development.  Salary,            NaviSite is one of nine CMGI
   fringe benefits and payroll taxes for     Companies that benefits from
   Dave Andonian and his staff (all at       these services and absorbs
   CMGI).                                    11% of total costs.

--------------------------------------------------------------------------------

4. Marketing Research.  Access to            NaviSite is charged $2,000 per
   research agencies such as Forrester       month for access to marketing
   Research, Inc. and Jupiter.               research information.

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5. Enterprise Services.  Desktop and         Allocated based on headcount for
   network services support.                 NaviSite located at the Andover
                                             Premises and the Federal Street
                                             Premises divided by the
                                             headcount for the CMGI Companies
                                             using desktop and network services
                                             support located at the Andover
                                             Premises and the Federal Street
                                             Premises.

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6. Trade show Booth Rental.                  NaviSite is charged $1,239.55 per
                                             month for the amortization of the
                                             trade show booth. The amortization
                                             charge back started in October 1998
                                             and will continue for 36 months
                                             from that date. NaviSite may
                                             continue to use the booth as long
                                             as CMGI continues to own more than
                                             50% of the outstanding voting
                                             capital stock of NaviSite.

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
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
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  Services Provided by CMGI to NaviSite       Allocation of Cost to NaviSite
-----------------------------------------  -------------------------------------
--------------------------------------------------------------------------------
 7. Medical/Dental Life and Long-term        CMGI will provide Medical, Dental
    Disability                               and Life and Long-term disability
                                             coverage to NaviSite employees
                                             under CMGI's group plans. NaviSite
                                             will be billed directly by the
                                             insurance provider for all costs
                                             associated with coverage for
                                             NaviSite employees enrolled in the
                                             medical or dental insurance plan or
                                             covered by the life and long-term
                                             disability policy.



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 8. Federal Express/United Parcel            CMGI's Accounts Payable department
    Service.                                 codes each individual charge based
                                             on the identity of the sender.

--------------------------------------------------------------------------------

 9. Postage Machine.  Mailings from the      NaviSite is charged actual postage
    Andover Premises.                        costs for mail stamped by the CMGI
                                             postage machine.

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10.  Pepsi/Poland Springs.                   Allocated based on headcount for
                                             NaviSite located at the Andover
                                             Premises divided by headcount for
                                             the CMGI Companies located at the
                                             Andover Premises.

--------------------------------------------------------------------------------

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
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  Services Provided by CMGI to NaviSite       Allocation of Cost to NaviSite
-----------------------------------------  -------------------------------------
--------------------------------------------------------------------------------

11. Telephone.  Provision of common,         Modem, fax and 800 lines are
    modem, fax and 800 lines.                charged to NaviSite or the
                                             individual employee who is
                                             designated to that particular line.
                                             Common inbound and outbound lines
                                             are allocated based on headcount
                                             for NaviSite located at the Andover
                                             Premises divided by headcount for
                                             the CMGI Companies located at the
                                             Andover Premises.

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12. MobilComm/Pagenet/Skytel/ Cellular       Charged back to the person or
    One.                                     department which is assigned that
                                             particular pager or cell phone.

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13. Maxout Fitness.  Fitness club            Allocated based on the number of
    membership.                              employees at NaviSite who belong to
                                             the fitness club. The cost is
                                             offset by the fitness club dues
                                             that are withheld from the paycheck
                                             of each employee who is a member of
                                             the fitness club.

--------------------------------------------------------------------------------

14. Legal Services.                          To the extent that legal fees and
                                             expenses of NaviSite are paid for
                                             by CMGI, such fees and expenses
                                             will be allocated based upon the
                                             actual use of the legal services.
--------------------------------------------------------------------------------

15. KPMG.  Preparation of yearly income      To the extent that legal fees and
    tax returns.                             expenses of NaviSite are paid for
                                             by CMGI, such fees and expenses
                                             will be allocated based upon the
                                             actual use of KPMG services.

--------------------------------------------------------------------------------

16. Funding Flex Spending.                   Charged for amounts reimbursed to
                                             an employee through the flexible
                                             spending account on a person by
                                             person basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Services Provided by CMGI to NaviSite       Allocation of Cost to NaviSite
-----------------------------------------  -------------------------------------
--------------------------------------------------------------------------------
19. Benefit Administration. Salary, fringe   Allocated based on number of
    benefits and payroll taxes for one       employees at NaviSite covered by
    benefit administrator and 25% of the     the life insurance policy
    salary, fringe benefits and payroll      divided by the number of employees
    taxes for an assistant to the benefits   at CMGI Companies covered by the
    administrator.                           life insurance policy.
--------------------------------------------------------------------------------

20. 401(k) and 401(k) Match Funding.         NaviSite credits the 401(k)
                                             contribution and 401(k) matching
                                             contribution each month from its
                                             payroll entry to a 401(k)
                                             withholding account. Upon funding
                                             the 401(k), CMGI charges back the
                                             funds to NaviSite. NaviSite then
                                             charges those funds to the 401(k)
                                             withholdings account. There is
                                             usually a lag time of 15 days to 30
                                             days for funding the 401(k).

--------------------------------------------------------------------------------

                                 Defined Terms
                                 -------------

Andover Premises  --  those premises located at 100 Brickstone Square,
                      Andover, MA 01810 leased by CMGI.

CMGI Companies    --  those companies that are controlled by CMGI or in which
                      CMGI holds an equity interest.

Federal Street    --  those premises located at 300 Federal Street, Andover,
Premises              MA 01810 occupied by NaviSite.

headcount         --  the number of employees employed by a particular CMGI
                      Company on the last day of a given month.